UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2019

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-701-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 27, 2019, Atlas Air Worldwide Holdings, Inc. (“AAWW”) entered into  an Amended and Restated Air Transportation Services Agreement (the “A&R ATSA”) with Amazon.com Services, Inc. a subsidiary of Amazon.com, Inc.  (“Amazon”), pursuant to which AAWW’s wholly owned subsidiary, Southern Air, Inc. (“Southern Air”) will provide crew, maintenance and insurance (“CMI”) services to Amazon using Boeing 737-800 series aircraft.  The Boeing 737-800 aircraft will be leased by Amazon from a third party and subleased to Southern Air.  The B737-800 CMI operations will be for a term of seven years, with an extension option by Amazon for a total term of 10 years. Five aircraft are scheduled to be placed into service in this fiscal year.  Amazon may, in its sole discretion, place up to 15 additional Boeing 737-800 aircraft into service with Southern Air by May 31, 2021, subject to Amazon’s confirmation that it will exercise such options no less than 240 days in advance of the scheduled delivery date for each aircraft.

In connection with the A&R ATSA, AAWW has granted Amazon incremental warrants that would allow it to potentially acquire up to a total of 39.9% (after the issuance) of AAWW’s common shares, an increase from up to 30.0% previously. The warrants relate to existing B767 activities and expected B737 CMI flying for Amazon, and they will also capture future growth of the relationship as Amazon may increase its business with AAWW.   The following summarizes the existing warrants issued to Amazon as well as the incremental warrants issued in connection with the A&R ATSA.

●
As part of the transaction announced on May 4, 2016 related to AAWW’s operation of 20 B767-300 aircraft for Amazon (the “2016 Transaction”), Amazon was granted warrants to acquire up to 20% (after the issuance) of AAWW shares at an exercise price of $37.50 per share (“Warrant A”).  Warrant A, which may be exercised through May 4, 2021, has already vested in full in accordance with its existing terms.

●
As part of the 2016 Transaction, Amazon was also granted warrants to acquire up to an additional 10% (after the issuance) of AAWW’s common shares at an exercise price of $37.50 per share (“Warrant B”). Warrant B, which may be exercised through May 4, 2023, will vest in increments of 37,500 shares each time Amazon has paid $4.2 million of revenue to AAWW, up to a total of $420 million, for incremental new business beyond the leasing or operation of the 20 Boeing 767-300 series aircraft that vested Warrant A.

●
In connection with the transactions contemplated by the A&R ATSA, AAWW agreed to issue to Amazon an incremental warrant to acquire 6,632,576 shares of AAWW common stock (“Warrant C”) at an exercise price of $52.90 per share, which will allow Amazon to purchase, when combined with Warrant A and Warrant B, a total of 39.9% (after the issuance) of AAWW’s common shares.  Warrant C, which may be exercised through March 27, 2026, will vest after Warrant B has vested in full in increments of 45,428 shares each time Amazon has paid $6.85 million of revenue to AAWW, up to a total of $1 billion, for incremental new business beyond the leasing or operation of the 20 Boeing 767-300 series aircraft that vested Warrant A.

●
The B737-800 CMI flying as well as additional future growth of the relationship will contribute toward vesting of Warrant B and Warrant C. Full vesting of these warrants will require $1.42 billion in future incremental revenue from Amazon.

AAWW can make no guarantee as to the future revenue that may be generated under the A&R ATSA or otherwise with respect to any existing or future aircraft.

Warrant C was issued pursuant to the terms of an Investment Agreement dated March 27, 2019 (the “Investment Agreement”) which includes customary representations and warranties and covenants of AAWW and Amazon.  The Investment Agreement also contains amendments to Warrant A and Warrant B to reflect certain conforming changes to address defined terms used in the A&R ATSA and certain other mutually agreed changes, including as to what payments count towards the vesting of Warrant B.

On March 27, 2019, in connection with the issuance of Warrant C, AAWW and Amazon entered into an Amended and Restated Stockholders Agreement (the “A&R Stockholders Agreement”) to reflect the issuance of Warrant C and certain other mutually agreed changes.

The issuance of Warrant C and of common stock issuable upon the exercise of Warrant C, which are subject to the terms and conditions set forth in the Investment Agreement, Warrant C and the A&R Stockholders Agreement, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder. Warrant C was issued only to Amazon in connection with the transactions contemplated by the Investment Agreement and the A&R ATSA. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.02    Unregistered Sales of Equity Securities.

See disclosures under Item 1.01 of this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the companies’ current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this Current Report on Form 8-K that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: our ability to effectively operate the network service contemplated by the agreements with Amazon; the companies’ ability to coordinate with Amazon to accept newly converted aircraft; the risk that the anticipated benefits of the agreements with Amazon will not be realized when expected, or at all; the possibility that Amazon may terminate the agreements with the companies; the effect of the announcement of the transactions contemplated by the agreements with Amazon, the Investment Agreement and the related agreements; the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives, pilots and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; significant data breach or disruption of our information technology systems; labor costs and relations, work stoppages and service slowdowns; the outcome of pending negotiations with our pilots’ union; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and regulation; additional regulatory guidance or changes in interpretations and assumptions with respect to the impact of the U.S. Tax Cuts and Jobs Act of 2017; consumer perceptions of the companies’ products and services; anticipated and future litigation; and other risks and uncertainties set forth from time to time in AAWW’s reports to the SEC.

For additional information, please refer to the risk factors set forth under the heading “Risk Factors” in the most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q filed by AAWW with the SEC. Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this communication to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publically any forward-looking statement to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

March 29, 2019	By:	/s/ Adam R. Kokas
Name: Adam R. Kokas
Title: Executive Vice President, General
Counsel and Secretary